Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended July 31, 2026, of SILTRIUM TECH CORPORATION the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pedro Henrique Marques Fribel, the Principal Executive, Financial and Accounting Officer and President of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

●	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and

●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: October 29, 2026	By:	/s/	Pedro Henrique Marques Fribel
		Name:	Pedro Henrique Marques Fribel
		Title:	President, Treasurer, Secretary and Director (Principal Executive, Financial and Accounting Officer)